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                                                               Exhibit 23


                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-56299.



                                                       Arthur Andersen LLP


Atlanta, Georgia
March 30, 1995